   SCHWAB ACTIVE EQUITY FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 28, 2005
   As Amended September 1, 2005

   - Schwab Core Equity Fund TM
   - Schwab Dividend Equity Fund TM
   - Schwab Small-Cap Equity Fund TM
   - Schwab Hedged Equity Fund TM
   - Schwab Financial Services Fund TM
     (formerly Financial Services Focus Fund)
   - Schwab Health Care Fund TM
     (formerly HealthCare Focus Fund)
   - Schwab Technology Fund TM
     (formerly Technology Focus Fund)

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB ACTIVE EQUITY FUNDS


       ABOUT THE FUNDS

          Schwab Core Equity Fund TM...............................    2

          Schwab Dividend Equity Fund TM...........................    7

          Schwab Small-Cap Equity Fund TM..........................   13

          Schwab Hedged Equity Fund TM.............................   18

          Schwab Financial Services Fund...........................   24

          Schwab Health Care Fund..................................   30

          Schwab Technology Fund...................................   36

          Fund management..........................................   42

       INVESTING IN THE FUNDS

          Buying shares............................................   45

          Selling/exchanging shares................................   47

          Transaction policies.....................................   48

          Distributions and taxes..................................   52

                  ABOUT THE FUNDS

Each fund described in this prospectus uses the Schwab Equity Ratings(R) as part of its investment strategy in pursuing its investment goal.

The SCHWAB CORE EQUITY FUND TM is designed to offer long-term capital growth by investing primarily in large-and mid-cap stocks. The fund seeks to outperform the S&P 500 Index while maintaining a level of volatility similar to the Index.

The SCHWAB DIVIDEND EQUITY FUND TM is designed to offer current income and capital appreciation by investing primarily in dividend paying common and preferred stocks. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income.

The SCHWAB SMALL-CAP EQUITY FUND TM is designed to offer long-term capital growth by investing primarily in small-cap stocks. The fund seeks to outperform the S&P SmallCap 600 Index while maintaining a level of volatility similar to the Index.

The SCHWAB HEDGED EQUITY FUND TM is designed to offer long-term capital appreciation over market cycles with lower volatility than the broad equity market. The fund invests primarily in stocks, using long and short positions.

The SCHWAB FINANCIAL SERVICES FUND is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the financial services sector.

The SCHWAB HEALTH CARE FUND is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the health care sector.

The SCHWAB TECHNOLOGY FUND is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the technology sector.

The funds are designed for long-term investors. The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB CORE EQUITY FUND TM
Ticker symbol:  SWANX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 Index includes the common stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The portfolio managers seek to keep the fund's volatility similar to that of the S&P 500 Index.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

2  Schwab Core Equity Fund TM

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

                                                   Schwab Core Equity Fund TM  3

                        This fund could be appropriate for long-term investors seeking an approach designed to outperform the S&P 500(R) Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

4  Schwab Core Equity Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31 1

[BAR CHART]

      31.62   28.03   27.75   (7.71)  (17.89) (19.28) 28.19   13.50

        97      98      99      00      01      02      03      04

BEST QUARTER: 23.09% Q4 1998
WORST QUARTER: (15.61%) Q3 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04 1

                                                                   Since
                                              1 year   5 years   inception
--------------------------------------------------------------------------
FUND
  Before taxes                                13.50     (2.30)       9.58 2
  After taxes on distributions                13.31     (2.84)       8.28 2
  After taxes on distributions
    and sale of shares                         9.02     (2.13)       7.78 2

S&P 500(R) INDEX                              10.88     (2.30)       8.89 3

1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

2 Inception: 7/1/96.

3 From: 7/1/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
-----------------------------------------------------------------------
Redemption fee*                                                 2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------
Management fees                                                 0.54
Distribution (12b-1) fees                                       None
Other expenses                                                  0.34
                                                               -------
Total annual operating expenses                                 0.88
Expense reduction                                              (0.13)
                                                               -------
NET OPERATING EXPENSES**                                        0.75
                                                               -------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.75% through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

     1 year            3 years            5 years            10 years
-------------------------------------------------------------------------
      $77                $268               $475              $1,072

                                                   Schwab Core Equity Fund TM  5

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
                                                         10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($) 1
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     12.71      10.89      12.53      18.53      18.91
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.12       0.10       0.08       0.08       0.05
  Net realized and unrealized gains or losses               1.09       1.79      (1.64)     (4.57)      1.08
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.21       1.89      (1.56)     (4.49)      1.13
Less distributions:
  Dividends from net investment income                     (0.11)     (0.07)     (0.08)     (0.07)     (0.04)
  Distributions from net realized gains                       --         --         --      (1.44)     (1.47)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.11)     (0.07)     (0.08)     (1.51)     (1.51)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           13.81      12.71      10.89      12.53      18.53
                                                         -----------------------------------------------------------------
Total return (%)                                            9.57      17.54     (12.58)    (25.93)      5.75


RATIOS/SUPPLEMENTAL DATA (%) 1
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.75       0.75       0.75       0.75       0.76 2
  Gross operating expenses                                  0.88       0.88       0.91       0.88       0.87
  Net investment income                                     0.89       0.94       0.63       0.55       0.29
Portfolio turnover rate                                       86         73        114        106         96
Net assets, end of period ($ X 1,000,000)                    263        237        179        210        342

1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

2 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy fees) had not been included.

6  Schwab Core Equity Fund TM

SCHWAB DIVIDEND EQUITY FUND TM
Ticker symbols  Investor Shares:  SWDIX  Select Shares(R):  SWDSX

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN DIVIDEND PAYING COMMON AND PREFERRED STOCKS. The fund will notify its shareholders at least 60 days before changing this policy. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation by harnessing the power of the Schwab Equity Ratings TM.

The fund's initial selection universe typically consists of the 1,500 largest U.S. publicly traded companies in terms of market capitalization. These companies tend to be large- to mid-cap companies. From this list, the fund's portfolio manager seeks to select stocks that pay dividends and that have been rated "A" or "B" by Schwab Equity Ratings. The fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio. The manager then constructs a diversified portfolio that seeks to provide a dividend yield that exceeds that of the S&P 500 Index while seeking to maintain a lower volatility than that of the Index.

The fund may also invest in other equity investments, including convertible securities, and futures. Convertible securities can be converted into or exchanged for common stocks, preferred stocks or other securities. Convertible securities and preferred stocks provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.

--------------------------------------------------------------------------------
THE FUND SEEKS CURRENT INCOME AND CAPITAL APPRECIATION.

SCHWAB EQUITY RATINGS

Schwab Equity Ratings(R) represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.
--------------------------------------------------------------------------------


                                               Schwab Dividend Equity Fund TM  7

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact of its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

8  Schwab Dividend Equity Fund TM

                        This fund may be an appropriate part of your overall investment strategy if you are a long-term investor looking for current dividend income and capital appreciation.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INVESTMENT STYLE RISK. In accordance with its income objective, the fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market. This may cause the fund to underperform funds that do not limit their investments to dividend paying stocks. In addition, if stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be effected.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

CONVERTIBLE SECURITIES RISK. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

                                               Schwab Dividend Equity Fund TM  9

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

10  Schwab Dividend Equity Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

                                                                              16.59

                                                                                04

BEST QUARTER: 8.23% Q4 2004
WORST QUARTER: 1.39% Q2 2004

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                       Since
                                                            1 year   inception
------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                               16.59   23.86 1
  After taxes on distributions                               15.77   23.07 1
  After taxes on distributions
    and sale of shares                                       11.47   20.19 1

SELECT SHARES(R)
  Before taxes                                               16.73   23.97 1
S&P 500(R) INDEX                                             10.88   16.79 2

1 Inception: 9/2/03.

2 From: 9/2/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% of transaction amount)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees**                                               0.78     0.78
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.34     0.19
                                                              --------------
Total annual operating expenses                                 1.12     0.97
Expense reduction                                              (0.02)   (0.02)
                                                               --------------
NET OPERATING EXPENSES***                                       1.10     0.95
                                                              --------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

**  Restated to reflect current fees.

*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                          1 year   3 years   5 years   10 years
-------------------------------------------------------------------------------
INVESTOR SHARES                            $112     $354      $615      $1,361
SELECT SHARES                              $ 97     $307      $534      $1,188

                                              Schwab Dividend Equity Fund TM  11

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/03-    9/2/03 1-
INVESTOR SHARES                             10/31/04    10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       10.60        10.00
                                            -----------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.29         0.05
  Net realized and unrealized gains           1.49         0.55
                                            -----------------------------------------------------------------
  Total income from investment operations     1.78         0.60
Less distributions:
  Dividends from net investment income       (0.32)          --
                                            -----------------------------------------------------------------
  Net asset value at end of period           12.06        10.60
                                            -----------------------------------------------------------------
Total return (%)                             17.00         6.00 2


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.65           --
  Gross operating expenses                    1.19         1.34 3
  Net investment income                       2.71         3.41 3
Portfolio turnover rate                         39            2 2
Net assets, end of period ($ X 1,000,000)      267           94

                                            11/1/03-    9/2/03 1-
SELECT SHARES(R)                            10/31/04    10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       10.60        10.00
                                            -----------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.31         0.05
  Net realized and unrealized gains           1.48         0.55
                                            -----------------------------------------------------------------
  Total income from investment operations     1.79         0.60
Less distributions:
  Dividends from net investment income       (0.33)          --
                                            -----------------------------------------------------------------
Net asset value at end of period             12.06        10.60
                                            -----------------------------------------------------------------
Total return (%)                             17.07         6.00 2


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.54           --
  Gross operating expenses                    1.04         1.19 3
  Net investment income                       2.83         3.41 3
Portfolio turnover rate                         39            2 2
Net assets, end of period ($ X 1,000,000)      252          111

1 Commencement of operations.

2 Not annualized.

3 Annualized.

12  Schwab Dividend Equity Fund TM

SCHWAB SMALL-CAP EQUITY FUND TM
Ticker symbols  Investor Shares:  SWSIX  Select Shares(R):  SWSCX

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN SMALL-CAP EQUITY SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the S&P SmallCap 600 Index, each measured at time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P SmallCap 600 Index.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark index, the S&P SmallCap 600 Index. This index includes the common stocks of 600 publicly traded U.S. companies, representing the leading small-cap companies in a broad range of industries. The portfolio managers seek to keep the fund's volatility similar to that of the S&P SmallCap 600 Index.
--------------------------------------------------------------------------------


                                             Schwab Small-Cap Equity Fund TM  13

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

14  Schwab Small-Cap Equity Fund TM

                        This fund could be appropriate for long-term investors looking for a small-cap fund with the potential to outperform the S&P SmallCap 600 Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                             Schwab Small-Cap Equity Fund TM  15

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31
INVESTOR SHARES

[BAR CHART]

                                                                              24.01

                                                                                04

BEST QUARTER: 13.09% Q4 2004
WORST QUARTER: (1.51%) Q3 2004

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 24.01      35.53 1
  After taxes on distributions                                 20.59      32.58 1
  After taxes on distributions
    and sale of shares                                         16.50      29.08 1

SELECT SHARES(R)
  Before taxes                                                 24.23      35.76 1

S&P SMALLCAP 600 INDEX                                         22.65      31.31 2

1 Inception: 7/1/03.

2 From: 7/1/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees**                                               0.98     0.98
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.56     0.41
                                                              ----------------
Total annual operating expenses                                 1.54     1.39
Expense reduction                                              (0.24)   (0.27)
                                                              ----------------
NET OPERATING EXPENSES***                                       1.30     1.12
                                                              ----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.
**  Restated to reflect current fees.
*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.30% and 1.12%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                          1 year   3 years   5 years   10 years
-------------------------------------------------------------------------------
INVESTOR SHARES                            $132     $463      $817      $1,814
SELECT SHARES                              $114     $413      $735      $1,645

16  Schwab Small-Cap Equity Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/03-   7/1/03 1-
INVESTOR SHARES                             10/31/04    10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       11.81       10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                        (0.04)      (0.02)
  Net realized and unrealized gains           2.58        1.83
                                            -----------------------------------------------------------------
  Total income from investment operations     2.54        1.81
Less distributions:
  Distributions from net realized gains      (0.22)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             14.13       11.81
                                            -----------------------------------------------------------------
Total return (%)                             21.74       18.10 2


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.30        1.30 3
  Gross operating expenses                    1.61        1.73 3
  Net investment loss                        (0.35)      (0.54) 3
Portfolio turnover rate                        118          39 2
Net assets, end of period ($ X 1,000,000)       37          26

                                            11/1/03-   7/1/03 1-
SELECT SHARES                               10/31/04    10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       11.81       10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                        (0.02)      (0.01)
  Net realized and unrealized gains           2.59        1.82
                                            -----------------------------------------------------------------
  Total income from investment operations     2.57        1.81
Less distributions:
  Distributions from net realized gains      (0.22)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             14.16       11.81
                                            -----------------------------------------------------------------
Total return (%)                             22.00       18.10 2


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.12        1.12 3
  Gross operating expenses                    1.46        1.58 3
  Net investment loss                        (0.16)      (0.36) 3
Portfolio turnover rate                        118          39 2
Net assets, end of period ($ X 1,000,000)       18          14

1 Commencement of operations.

2 Not annualized.

3 Annualized.

                                             Schwab Small-Cap Equity Fund TM  17

SCHWAB HEDGED EQUITY FUND TM
Ticker symbols  Investor Shares:  SWHIX  Select Shares(R):  SWHEX

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION OVER MARKET CYCLES WITH LOWER VOLATILITY THAN THE BROAD EQUITY MARKET.

LONG AND SHORT POSITIONS

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells a stock that it has borrowed. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. In an effort to enhance return, the portfolio managers also may leverage the fund's portfolio by engaging in borrowing or using options and futures contracts. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS INVESTMENT OBJECTIVE, THE FUND WILL ESTABLISH LONG AND SHORT POSITIONS IN EQUITY SECURITIES ISSUED BY U.S. COMPANIES. Under normal circumstances it will invest at least 80% of its net assets in these investments; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. In general, the fund selects its long positions from stocks that are rated "A" or "B" at the time of purchase and selects its short positions from stocks that are rated "D" or "F" at the time of purchase. The fund may purchase or sell short a "C"-rated stock for purposes of sector diversification. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

18  Schwab Hedged Equity Fund TM

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gains distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

                                                Schwab Hedged Equity Fund TM  19

                        The fund could be appropriate for long-term investors seeking equity exposure with lower volatility than broad market indices, such as the S&P 500(R) Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. THE FUND'S USE OF SHORT SELLING MAY REDUCE THE RISK OF GENERAL EQUITY MARKET VOLATILITY BUT CANNOT COMPLETELY ELIMINATE THAT RISK.

INVESTMENT STYLE RISK. The fund's long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund's overall potential for loss. The fund's short sales may result in a loss if the price of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to the fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the fund's short positions is unlimited. In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the fund may be required to pay with respect to the borrowed securities. Market factors may prevent the fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

LEVERAGE RISK. Using borrowed money to increase the fund's combined long and short exposure creates leverage, which can amplify the effects of market volatility on the fund's share price and make the fund's returns more volatile. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the fund to have higher expenses (especially interest and dividend expenses) than those of equity mutual funds that do not use such techniques.

20  Schwab Hedged Equity Fund TM

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

                                                Schwab Hedged Equity Fund TM  21

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31
SELECT SHARES(R)

[BAR CHART]

                                                                      22.87   17.44

                                                                        03      04

BEST QUARTER: 11.03% Q4 2003
WORST QUARTER: (0.47%) Q3 2004

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                         Since
                                                  1 year               inception
--------------------------------------------------------------------------------
SELECT SHARES
  Before taxes                                    17.44                  15.71 1
  After taxes on distributions                    16.63                  15.37 1
  After taxes on distributions and
    sale of shares                                12.40                  13.53 1

S&P 500(R) INDEX                                  10.88                  14.73 2

1 Inception: 9/3/02.  2 From: 9/3/02.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR   SELECT
(% of transaction amount)                                      SHARES    SHARES
-------------------------------------------------------------------------------
Redemption fee*                                                 1.50      1.50
Redemption fee**                                                2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------------------
Management fees***                                              1.68      1.68
Distribution (12b-1) fees                                       None      None
Other expenses:
  Dividend expenses on securities sold short                    0.33      0.33
  Interest expense                                              0.10      0.10
  Remainder of other expenses                                   0.68      0.53
                                                               ---------------
Total annual operating expenses                                 2.79      2.64
Expense reduction                                              (0.36)    (0.44)
                                                               ---------------
NET OPERATING EXPENSES****                                      2.43      2.20
                                                               ---------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

***  Restated to reflect current fees.

**** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short) of the Investor Shares and Select Shares to 2.00% and 1.77%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                     1 year   3 years   5 years   10 years
--------------------------------------------------------------------------
INVESTOR SHARES                       $246     $831     $1,442     $3,093
SELECT SHARES                         $223     $779     $1,361     $2,941

22  Schwab Hedged Equity Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                  11/1/03-     11/1/02-    9/3/02 1-
SELECT SHARES(R)                                  10/31/04     10/31/03     10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              11.53         9.84       10.00
                                                  -----------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                               (0.09)       (0.09)      (0.01)
  Net realized and unrealized gains or losses        1.57         1.78       (0.15)
                                                  -----------------------------------------------------------
  Total income or losses from investment
    operations                                       1.48         1.69       (0.16)
                                                  -----------------------------------------------------------
Net asset value at end of period                    13.01        11.53        9.84
                                                  -----------------------------------------------------------
Total return (%)                                    12.84        17.17       (1.60) 2


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses (including dividend
    expense on short sales)                          2.43         2.37        2.39 3
  Net operating expenses (excluding dividend
    expense on short sales)                          2.10 4       2.00        2.00 3
  Gross operating expenses                           2.71         2.77        3.33 3
  Net investment loss                               (0.86)       (0.90)      (0.79) 3
Portfolio turnover rate                                99          114          68 2
Net assets, end of period ($ X 1,000,000)              68           44          32

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 2.00% if interest expense had not been included.

                                                Schwab Hedged Equity Fund TM  23

SCHWAB FINANCIAL SERVICES FUND
Ticker symbol:  SWFFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE FINANCIAL SERVICES SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The financial services sector may include, for example, these types of companies:

- asset management firms

- brokerage companies

- commercial banks

- financial services firms

- insurance companies

- real estate investment trusts (REITs)

- savings and loan associations
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the financial services sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

24  Schwab Financial Services Fund

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

                                              Schwab Financial Services Fund  25

                        The fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance potential of the financial services sector.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of financial services companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

26  Schwab Financial Services Fund

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.

                                              Schwab Financial Services Fund  27

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

                                                      (7.94)  (12.41) 35.50   17.34

                                                        01      02      03      04

BEST QUARTER: 17.67% Q2 2003
WORST QUARTER: (14.27%) Q3 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                    Since
                                                         1 year   inception
---------------------------------------------------------------------------
FUND
  Before taxes                                           17.34      10.31 1
  After taxes on distributions                           16.04       9.35 1
  After taxes on distributions
    and sale of shares                                   12.94       8.48 1
S&P 1500 SUPERCOMPOSITE FINANCIALS SECTOR INDEX          11.92       9.25 2
S&P FINANCIALS SECTOR INDEX                              10.89       8.23 2
S&P 500(R) INDEX                                         10.88      (2.45) 2

1 Inception: 7/3/00.

2 From: 7/3/00.

The fund has selected the S&P 1500 SuperComposite Financials Sector Index to replace the S&P Financials Sector Index as a benchmark because the SuperComposite Index reflects a broader base of securities that is more similar to the universe from which the fund selects its portfolio investments.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
---------------------------------------------------------------------
Redemption fee*                                                0.75
Redemption fee**                                               2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------
Management fees                                                0.54
Distribution (12b-1) fees                                      None
Other expenses                                                 0.71
                                                               ----
Total annual operating expenses                                1.25
Expense reduction                                             (0.15)
                                                               ----
NET OPERATING EXPENSES***                                      1.10
                                                               ----

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 1.10% through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

     1 year              3 years             5 years            10 years
-----------------------------------------------------------------------------
      $112                $382                $672               $1,498

28  Schwab Financial Services Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   7/3/00 1-
                                                         10/31/04   10/31/03   10/31/02   10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.77       9.44       9.75       11.86      10.00
                                                         ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                    0.08       0.11       0.12        0.09       0.04
  Net realized and unrealized gains or losses              1.37       2.37      (0.28)      (1.76)      1.82
                                                         ----------------------------------------------------------
  Total income or loss from investment operations          1.45       2.48      (0.16)      (1.67)      1.86
Less distributions:
  Dividends from net investment income                    (0.10)     (0.15)     (0.09)      (0.06)        --
  Distributions from net realized gains                      --         --      (0.06)      (0.38)        --
                                                         ----------------------------------------------------------
  Total distributions                                     (0.10)     (0.15)     (0.15)      (0.44)        --
                                                         ----------------------------------------------------------
Net asset value at end of period                          13.12      11.77       9.44        9.75      11.86
                                                         ----------------------------------------------------------
Total return (%)                                          12.39      26.68      (1.78)     (14.51)     18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   1.05       1.04 3     0.89        0.89       0.89 4
  Gross operating expenses                                 1.25       1.49       1.32        1.23       1.99 4
  Net investment income                                    0.62       1.05       1.20        0.75       1.04 4
Portfolio turnover rate                                      85        181        131         151         40 2
Net assets, end of period ($ X 1,000,000)                    20         18         17          21         24

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 1.03% if interest expense had not been included.

4 Annualized.

                                              Schwab Financial Services Fund  29

SCHWAB HEALTH CARE FUND
Ticker symbol: SWHFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE HEALTH CARE SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The health care sector may include, for example, these types of companies:

- drug and biotechnology companies

- health care facilities operators

- medical product manufacturers and suppliers

- medical providers

- medical services firms
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE HEALTH CARE SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the health care sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

30  Schwab Health Care Fund

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

                                                     Schwab Health Care Fund  31

                        Investors who believe that health care companies offer long-term growth potential may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of health care companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

32  Schwab Health Care Fund

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.

                                                     Schwab Health Care Fund  33

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

      (14.40)   (24.37)    36.76     31.01

         01        02        03        04

BEST QUARTER: 16.67% Q4 2003
WORST QUARTER: (18.45%) Q1 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
FUND
  Before taxes                                                 31.01       5.35 1
  After taxes on distributions                                 31.01       5.16 1
  After taxes on distributions
    and sale of shares                                         20.15       4.47 1

S&P 1500 SUPERCOMPOSITE HEALTH CARE SECTOR INDEX                3.34      (0.51) 2

S&P 500 HEALTH CARE SECTOR INDEX                                1.68      (1.67) 2

S&P 500(R) INDEX                                               10.88      (2.45) 2

1 Inception: 7/3/00.

2 From: 7/3/00.

The fund has selected the S&P 1500 SuperComposite Health Care Sector Index to replace the S&P Health Care Sector Index as a benchmark because the SuperComposite Index reflects a broader base of securities that is more similar to the universe from which the fund selects its portfolio investments.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
-----------------------------------------------------------------------
Redemption fee*                                                 0.75
Redemption fee**                                                2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------
Management fees                                                 0.54
Distribution (12b-1) fees                                       None
Other expenses                                                  0.53
                                                               -------
Total annual operating expenses***                              1.07
                                                               -------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.
** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.
*** Schwab and the investment adviser have agreed to limit the fund's net operating expenses (excluding interest, taxes and certain non-routine expenses) to 1.10% through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $109                 $340                 $590                $1,306

34  Schwab Health Care Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-    7/3/00 1-
                                            10/31/04   10/31/03   10/31/02   10/31/01     10/31/00
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        8.43       7.12        9.00      10.27       10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss              (0.06)      0.01        0.03       0.00 2     (0.00) 2
  Net realized and unrealized gains or
    losses                                    2.41       1.33       (1.90)     (1.10)       0.27
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                2.35       1.34       (1.87)     (1.10)       0.27
Less distributions:
  Dividends from net investment income          --      (0.03)      (0.01)     (0.00) 2       --
  Distributions from net realized gains         --         --          --      (0.17)         --
                                            -----------------------------------------------------------------
  Total distributions                           --      (0.03)      (0.01)     (0.17)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             10.78       8.43        7.12       9.00       10.27
                                            -----------------------------------------------------------------
Total return (%)                             27.88      18.96      (20.84)    (10.94)       2.70 3

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.04       1.04        0.89       0.89        0.89 4
  Gross operating expenses                    1.07       1.34        1.18       1.17        2.04 4
  Net investment income or loss              (0.73)      0.13        0.25       0.06       (0.02) 4
Portfolio turnover rate                        105        200          99         92          41 3
Net assets, end of period ($ X 1,000,000)       54         25          21         32          28

1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.

                                                     Schwab Health Care Fund  35

Schwab Technology Fund
Ticker symbol:  SWTFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE TECHNOLOGY SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The technology sector may include, for example, these types of companies:

- companies involved in technology research, distribution, sales or service

- computer hardware and software makers

- defense and aerospace contractors

- electronic equipment makers

- Internet equipment and service providers

- office equipment makers

- semiconductor makers
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE TECHNOLOGY SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the technology sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F", where "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

36  Schwab Technology Fund

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

                                                      Schwab Technology Fund  37

                        The fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the economy.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of technology companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

38  Schwab Technology Fund

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.

                                                      Schwab Technology Fund  39

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR CHART]

                                                      (24.24) (35.78) 58.82    7.63

                                                        01      02      03      04

BEST QUARTER: 37.61% Q4 2001
WORST QUARTER: (38.19%) Q3 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
FUND
  Before taxes                                                  7.63     (14.48) 1
  After taxes on distributions                                  7.63     (14.48) 1
  After taxes on distributions
    and sale of shares                                          4.96     (11.73) 1

S&P 1500 SUPERCOMPOSITE TECHNOLOGY SECTOR INDEX                 2.24     (17.59) 2

S&P 500 INFORMATION TECHNOLOGY SECTOR INDEX                     2.56     (18.32) 2

S&P 500(R) INDEX                                               10.88      (2.45) 2

1 Inception: 7/3/00.

2 From: 7/3/00.

The fund has selected the S&P 1500 SuperComposite Technology Sector Index to replace the S&P Information Technology Sector Index as a benchmark because the SuperComposite Index reflects a broader base of securities that is more similar to the universe from which the fund selects its portfolio investments.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
-----------------------------------------------------------------------
Redemption fee*                                                 0.75
Redemption fee**                                                2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------
Management fees                                                 0.54
Distribution (12b-1) fees                                       None
Other expenses                                                  0.48
                                                               -------
Total annual operating expenses***                              1.02
                                                               -------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

*** Schwab and the investment adviser have agreed to limit the fund's net operating expenses (excluding interest, taxes and certain non-routine expenses) to 1.10% through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
---------------------------------------------------------------------------------
       $104                 $325                 $563                $1,248

40  Schwab Technology Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/03-   11/1/02-   11/1/01-   11/1/00-   7/3/00 1-
                                            10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        4.32       2.90        3.86       8.52      10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment loss                        (0.04)     (0.02)      (0.02)     (0.03)     (0.02)
  Net realized and unrealized gains or
    losses                                    0.14       1.44       (0.94)     (4.63)     (1.46)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                0.10       1.42       (0.96)     (4.66)     (1.48)
                                            -----------------------------------------------------------------
Net asset value at end of period              4.42       4.32        2.90       3.86       8.52
                                            -----------------------------------------------------------------
Total return (%)                              2.31      48.97      (24.87)    (54.69)    (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      1.02 3     1.04        0.89       0.89       0.89 4
  Gross operating expenses                    1.02       1.25        1.15       1.16       1.52 4
  Net investment loss                        (0.78)     (0.65)      (0.57)     (0.65)     (0.63) 4
Portfolio turnover rate                        109        165         117        120         37 2
Net assets, end of period ($ X 1,000,000)       49         43          26         39         48

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 1.01% if interest expense had not been included.

4 Annualized.

                                                      Schwab Technology Fund  41

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $138 billion under management.

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund.

                  For the 12 months ended 10/31/04, these fees were 0.41% for the Schwab Core Equity Fund TM, 0.43% for the Schwab Dividend Equity Fund TM, 0.74% for the Schwab Small-Cap Equity Fund TM, 1.48% for the Schwab Hedged Equity Fund TM, 0.34% for the Schwab Financial Services Fund, 0.52% for the Schwab Health Care Fund and 0.54% for the Schwab Technology Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  Effective February 28, 2005, for its advisory and administrative services to the Schwab Dividend Equity Fund, the investment adviser will be entitled to receive a graduated annual fee, payable monthly, of 0.78% of the fund's average daily net assets not in excess of $500 million, 0.77% of such net assets greater than $500 million and not in excess of $1 billion and 0.76% of such net assets over $1 billion. Effective February 28, 2005, for its advisory and administrative services to the Schwab Small-Cap Equity Fund, the investment adviser will be entitled to receive a graduated annual fee, payable monthly, of 0.98% of the fund's average daily net assets not in excess of $500 million, 0.93% of such net assets greater than $500 million and not in excess of $1 billion and 0.91% of such net assets over $1 billion. Effective February 28, 2005, for its advisory and administrative services to the Schwab Hedged Equity Fund, the investment adviser will be entitled to receive a graduated annual fee, payable monthly, of 1.68% of the fund's average daily net assets not in excess of $500 million, 1.65% of such net assets greater than $500 million and not in excess of $1 billion and 1.63% of such net assets over $1 billion.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  VIVIENNE HSU, CFA, vice president and senior equities portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis.

                  LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES

Shares of each fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than a fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.

The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

                                                      Investing in the funds  45

STEP 1

CHOOSE A FUND, AND CHOOSE A SHARE CLASS IF APPLICABLE. Your choice may depend on the amount of your investment. The funds have two share classes. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares-- conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the fund reserves the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                  MINIMUM INITIAL                     MINIMUM
SHARE CLASS       INVESTMENT                          BALANCE
-----------------------------------------------------------------
INVESTOR SHARES   $2,500 ($1,000 for retirement,      -
                  education and custodial accounts)

SELECT SHARES(R)  $50,000                             $40,000

The Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM and Schwab Technology Fund TM are offered only as Investor Shares. Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Make checks payable to Charles Schwab and Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

46  Investing in the funds

SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.


- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- As indicated in the funds' fee tables, certain funds charge a redemption fee, which is discussed in more detail under "Redemption Fees" under the "Transaction policies" section of this prospectus.


- Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.


- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL

Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab-Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

                                                      Investing in the funds  47

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order no later than the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your financial intermediary. However, some intermediaries may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

48  Investing in the funds

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintain trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing polices are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. Each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The Schwab Hedged Equity Fund charges a redemption fee of 1.50% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. The Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Fund each charge a redemption fee of 0.75% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. After 4/29/05, each fund will charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the

                                                      Investing in the funds  49
shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and help ensure that the prices at which the fund's shares are purchased and redeemed are fair

50  Investing in the funds
and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

                                                      Investing in the funds  51

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MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

The Schwab Dividend Equity Fund expects that the majority, or possibly all, of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates. Each of the other funds expect that a portion of each fund's ordinary income distribution will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS THE FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. For every fund except the Schwab Dividend Equity Fund, these distributions typically are paid in December to all shareholders of record. For the Schwab Dividend Equity Fund, distributions of net investment income typically are paid at the end of every calendar quarter, while capital gains typically are paid in December, to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

52  Investing in the funds

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Core Equity Fund TM                811-7704
    Schwab Dividend Equity Fund TM            811-7704
    Schwab Small-Cap Equity Fund TM           811-7704
    Schwab Hedged Equity Fund TM              811-7704
    Schwab Financial Services Fund            811-7704
    Schwab Health Care Fund                   811-7704
    Schwab Technology Fund                    811-7704

   REG26571FLT-03

SCHWAB ACTIVE EQUITY FUNDS

PROSPECTUS
February 28, 2005
As Amended September 1, 2005

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB EQUITY INDEX FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus

   February 28, 2005
   As Amended September 1, 2005

   - Schwab S&P 500 Index Fund
     (formerly Schwab S&P 500 Fund)
   - Schwab 1000 Index(R) Fund
     (formerly Schwab 1000 Fund(R))
   - Schwab Small-Cap Index Fund(R)
   - Schwab Total Stock Market Index Fund(R)
   - Schwab International Index Fund(R)

As with all mutual funds, the Securities
and Exchange Commission (SEC) has not
approved these securities or passed on
whether the information in this prospectus
is adequate and accurate. Anyone who
indicates otherwise is committing a
federal crime.                                             [CHARLES SCHWAB LOGO]

SCHWAB EQUITY INDEX FUNDS


       ABOUT THE FUNDS

          SCHWAB S&P 500 INDEX FUND................................    2

          SCHWAB 1000 INDEX(R) Fund................................    8

          Schwab Small-Cap Index Fund(R)...........................   12

          Schwab Total Stock Market Index Fund(R)..................   16

          Schwab International Index Fund(R).......................   21

          Fund management..........................................   25

       INVESTING IN THE FUNDS

          BUYING SHARES............................................   28

          SELLING/EXCHANGING SHARES................................   30

          TRANSACTION POLICIES.....................................   31

          DISTRIBUTIONS AND TAXES..................................   35

                  ABOUT THE FUNDS

                  The funds in this prospectus are index funds and share the same basic investment strategy: They are designed to track the performance of a stock market index. Each fund tracks a different index.

                  This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments for the fund based on portfolio management's judgment, an index is used to determine which securities the fund should own.

                  Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB S&P 500 INDEX FUND
Ticker symbols   Investor Shares: SWPIX   Select Shares(R): SWPPX   e.Shares(R):
SWPEX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS

Although the 500 companies in the index constitute only about 7% of all the publicly traded companies in the United States, they represent approximately 82% of the total value of the U.S. stock market. (All figures are as of 12/31/04.)

Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
--------------------------------------------------------------------------------


INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

2  Schwab S&P 500 Index Fund

                        Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share classes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      32.47   28.05   20.60   (9.33)  (12.15) (22.28) 28.15   10.53

        97      98      99      00      01      02      03      04

BEST QUARTER: 21.08% Q4 1998
WORST QUARTER: (17.29%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                    Since
                                               1 year   5 years   inception
---------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                 10.53     (2.59)     8.66 1
  After taxes on distributions                 10.27     (2.93)     8.27 1
  After taxes on distributions
    and sale of shares                          7.19     (2.35)     7.43 1

SELECT SHARES(R)
  Before taxes                                 10.70     (2.43)     6.44 2

E.SHARES(R)
  Before taxes                                 10.62     (2.52)     8.76 1

S&P 500(R) INDEX                               10.88     (2.30)     9.07 3

1 Inception: 5/1/96.  2 Inception: 5/19/97.  3 From: 5/1/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% of transaction amount)                                      SHARES   SHARES  E.SHARES
----------------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75     0.75
Redemption fee**                                                2.00     2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------------------------
Management fees***                                              0.09     0.09     0.09
Distribution (12b-1) fees                                       None     None     None
Other expenses                                                  0.28     0.13     0.13
                                                              -------------------------
Total annual operating expenses                                 0.37     0.22     0.22
Expense reduction                                                --     (0.03)     --
                                                              -------------------------
NET OPERATING EXPENSES****                                      0.37     0.19     0.22
                                                              -------------------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

***  Restated to reflect current fees.

**** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares and e.Shares to 0.37%, 0.19% and 0.28%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                     1 year   3 years   5 years   10 years
--------------------------------------------------------------------------
INVESTOR SHARES                       $38      $119      $208       $468
SELECT SHARES                         $19      $ 68      $121       $277
E.SHARES                              $23      $ 71      $124       $280

4  Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
INVESTOR SHARES                                          10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     16.36      13.79      16.45      22.15      21.17
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.23       0.20       0.20       0.17       0.17
  Net realized and unrealized gains or losses               1.23       2.57      (2.68)     (5.70)      1.06
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.46       2.77      (2.48)     (5.53)      1.23
Less distributions:
  Dividends from net investment income                     (0.21)     (0.20)     (0.18)     (0.17)     (0.18)
  Distributions from net realized gains                       --         --         --         --      (0.07)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.21)     (0.20)     (0.18)     (0.17)     (0.25)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           17.61      16.36      13.79      16.45      22.15
                                                         -----------------------------------------------------------------
Total return (%)                                            9.03      20.39     (15.32)    (25.11)      5.81


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.37       0.36       0.35       0.35       0.36 1
  Gross operating expenses                                  0.45       0.46       0.46       0.46       0.52
  Net investment income                                     1.35       1.45       1.21       0.95       0.81
Portfolio turnover rate                                        3          3          8          4          9
Net assets, end of period ($ X 1,000,000)                  3,849      3,510      2,760      3,070      3,617

1 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.

FINANCIAL HIGHLIGHTS

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
SELECT SHARES(R)                                         10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     16.41      13.83      16.50      22.21      21.23
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.26       0.24       0.22       0.20       0.20
  Net realized and unrealized gains or losses               1.24       2.57      (2.69)     (5.71)      1.06
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.50       2.81      (2.47)     (5.51)      1.26
Less distributions:
  Dividends from net investment income                     (0.23)     (0.23)     (0.20)     (0.20)     (0.21)
  Distributions from net realized gains                       --         --         --         --      (0.07)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.23)     (0.23)     (0.20)     (0.20)     (0.28)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           17.68      16.41      13.83      16.50      22.21
                                                         -----------------------------------------------------------------
Total return (%)                                            9.25      20.62     (15.20)    (24.97)      5.94


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.19       0.19       0.19       0.19       0.20 1
  Gross operating expenses                                  0.30       0.31       0.31       0.31       0.36
  Net investment income                                     1.53       1.63       1.37       1.11       0.98
Portfolio turnover rate                                        3          3          8          4          9
Net assets, end of period ($ X 1,000,000)                  4,119      3,692      3,029      3,563      4,357

1 The ratio of net operating expenses would have been 0.19% if certain non-routine expenses (proxy fees) had not been included.

6  Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
E.SHARES(R)                                              10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     16.37      13.79      16.46      22.17      21.21
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.26       0.23       0.23       0.20       0.20
  Net realized and unrealized gains or losses               1.21       2.56      (2.71)     (5.71)      1.04
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.47       2.79      (2.48)     (5.51)      1.24
Less distributions:
  Dividends from net investment income                     (0.22)     (0.21)     (0.19)     (0.20)     (0.21)
  Distributions from net realized gains                       --         --         --         --      (0.07)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.22)     (0.21)     (0.19)     (0.20)     (0.28)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           17.62      16.37      13.79      16.46      22.17
                                                         -----------------------------------------------------------------
Total return (%)                                            9.10      20.55     (15.32)    (25.02)      5.84


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.28       0.28       0.28       0.28       0.29 1
  Gross operating expenses                                  0.30       0.31       0.31       0.31       0.36
  Net investment income                                     1.44       1.54       1.28       1.02       0.88
Portfolio turnover rate                                        3          3          8          4          9
Net assets, end of period ($ X 1,000,000)                    249        246        220        304        441

1 The ratio of net operating expenses would have been 0.28% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB 1000 INDEX(R) FUND
TICKER SYMBOLS  Investor Shares: SNXFX  Select Shares(R): SNXSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX(R).

LARGE- AND MID-CAP STOCKS

Although there are currently more than 7,460 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 93% of the total value of all U.S. stocks. (Figures are as of 12/31/04.)

These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.
--------------------------------------------------------------------------------


INDEX

THE SCHWAB 1000 INDEX INCLUDES THE STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

The fund may make use of certain management techniques in seeking to enhance its after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions to its shareholders.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

8  Schwab 1000 Index(R) Fund

                        Because it includes many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. Stock investors who want exposure beyond the large-cap segment of the U.S. stock market also may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large- and mid-cap portions of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      36.60   21.57   31.92   27.16   21.00   (8.21)  (12.26) (21.19) 28.74   10.82

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 21.93% Q4 1998
WORST QUARTER: (16.61%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                Since
                                1 year   5 years   10 years   inception
-----------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                  10.82     (1.96)    11.80       10.89 1
  After taxes on distributions  10.59     (2.25)    11.41       10.39 1
  After taxes on distributions
    and sale of shares           7.33     (1.80)    10.35        9.54 1

SELECT SHARES(R)
  Before taxes                  11.01     (1.83)      N/A        6.94 2
SCHWAB 1000 INDEX(R)            11.32     (1.64)    12.21       11.30 3
S&P 500(R) INDEX                10.88     (2.30)    12.06       11.04 3

1 Inception: 4/2/91.  2 Inception: 5/19/97.  3 From: 4/2/91.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% of transaction amount)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees***                                              0.23     0.23
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.27     0.12
                                                              ---------------
Total annual operating expenses****                             0.50     0.35
                                                              ---------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.
** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.
***  Restated to reflect current fees.
**** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.51% and 0.36%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                       1 year   3 years   5 years   10 years
------------------------------------------------------------
INVESTOR SHARES         $51      $160      $280       $628
SELECT SHARES           $36      $113      $197       $443

10  Schwab 1000 Index(R) Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
INVESTOR SHARES                                          10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     30.25      25.25      29.57      39.95      37.12
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.37       0.33       0.31       0.26       0.26
  Net realized and unrealized gains or losses               2.26       4.99      (4.36)    (10.40)      2.83
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           2.63       5.32      (4.05)    (10.14)      3.09
Less distributions:
  Dividends from net investment income                     (0.34)     (0.32)     (0.27)     (0.24)     (0.26)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           32.54      30.25      25.25      29.57      39.95
                                                         -----------------------------------------------------------------
Total return (%)                                            8.78      21.34     (13.87)    (25.50)      8.34


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.50       0.49       0.46       0.46       0.47 1
  Gross operating expenses                                  0.50       0.51       0.52       0.51       0.51
  Net investment income                                     1.15       1.27       1.04       0.78       0.63
Portfolio turnover rate                                        5          5          9          8          9
Net assets, end of period ($ X 1,000,000)                  4,258      3,974      3,223      3,852      5,083

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
SELECT SHARES(R)                                         10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     30.27      25.26      29.58      39.98      37.16
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.42       0.37       0.35       0.31       0.29
  Net realized and unrealized gains or losses               2.25       4.99      (4.36)    (10.41)      2.84
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           2.67       5.36      (4.01)    (10.10)      3.13
Less distributions:
  Dividends from net investment income                     (0.38)     (0.35)     (0.31)     (0.30)     (0.31)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           32.56      30.27      25.26      29.58      39.98
                                                         -----------------------------------------------------------------
Total return (%)                                            8.90      21.52     (13.77)    (25.40)      8.46


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.35       0.35       0.35       0.35       0.36 2
  Gross operating expenses                                  0.35       0.36       0.37       0.36       0.36
  Net investment income                                     1.30       1.41       1.15       0.89       0.74
Portfolio turnover rate                                        5          5          9          8          9
Net assets, end of period ($ X 1,000,000)                  2,138      1,996      1,588      1,911      2,159

1 The ratio of net operating expenses would have been 0.46% if certain non-routine expenses (proxy fees) had not been included.

2 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB SMALL-CAP INDEX FUND(R)
TICKER SYMBOLS  INVESTOR SHARES: SWSMX  SELECT SHARES(R): SWSSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF SMALL CAPITALIZATION U.S. STOCKS.

SMALL-CAP STOCKS

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
--------------------------------------------------------------------------------


INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX(R). The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

12  Schwab Small-Cap Index Fund(R)

                        With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

RISKS

MARKET RISKS. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the small-cap portion of the U.S. stock market, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      27.65   15.49   25.69   (3.57)  24.20    3.73   (0.90)  (22.46) 43.37   16.47

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 24.44% Q2 2003
WORST QUARTER: (20.94%) Q3 1998

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                Since
                                1 year   5 years   10 years   inception
-----------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                  16.47     5.88      11.43       10.10 1
  After tax on distributions    16.36     4.81      10.66        9.39 1
  After taxes on distributions
    and sale of shares          10.83     4.47       9.80        8.63 1

SELECT SHARES(R)
  Before taxes                  16.57     6.00        N/A        9.46 2

SCHWAB SMALL-CAP INDEX(R)       16.74     5.98      12.31       11.05 3

RUSSELL 2000 INDEX(R)           18.33     6.60      11.53       10.35 3

1 Inception: 12/3/93.  2 Inception: 5/19/97.  3 From: 12/3/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% of transaction amount)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.30     0.30
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.29     0.14
                                                              ---------------
Total annual operating expenses                                 0.59     0.44
Expense reduction                                                 --    (0.02)
                                                              ---------------
NET OPERATING EXPENSES***                                       0.59     0.42
                                                              ---------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.
** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.
*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.60% and 0.42%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                     1 year   3 years   5 years   10 years
--------------------------------------------------------------------------
INVESTOR SHARES                       $60      $189      $329       $738
SELECT SHARES                         $43      $139      $244       $553

14  Schwab Small-Cap Index Fund(R)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
INVESTOR SHARES                                          10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     18.22      13.27      15.98      21.06      17.41
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.13       0.11       0.13       0.07       0.07
  Net realized and unrealized gains or losses               1.68       4.98      (2.17)     (2.76)      3.62
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.81       5.09      (2.04)     (2.69)      3.69
Less distributions:
  Dividends from net investment income                     (0.11)     (0.14)     (0.09)     (0.08)     (0.04)
  Distributions from net realized gains                       --         --      (0.58)     (2.31)        --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.11)     (0.14)     (0.67)     (2.39)     (0.04)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           19.92      18.22      13.27      15.98      21.06
                                                         -----------------------------------------------------------------
Total return (%)                                            9.98      38.72     (13.66)    (13.66)     21.22


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.59       0.56       0.49       0.49       0.50 1
  Gross operating expenses                                  0.59       0.60       0.60       0.61       0.66
  Net investment income                                     0.66       0.74       0.77       0.49       0.44
Portfolio turnover rate                                       39         34         44         49         54
Net assets, end of period ($ X 1,000,000)                    869        886        722        804        803

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
SELECT SHARES(R)                                         10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     18.25      13.28      16.00      21.09      17.44
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.17       0.14       0.14       0.11       0.11
  Net realized and unrealized gains or losses               1.68       4.99      (2.18)     (2.78)      3.61
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.85       5.13      (2.04)     (2.67)      3.72
Less distributions:
  Dividends from net investment income                     (0.14)     (0.16)     (0.10)     (0.11)     (0.07)
  Distributions from net realized gains                       --         --      (0.58)     (2.31)        --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.14)     (0.16)     (0.68)     (2.42)     (0.07)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           19.96      18.25      13.28      16.00      21.09
                                                         -----------------------------------------------------------------
Total return (%)                                           10.16      39.02     (13.62)    (13.56)     21.37


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.42       0.41       0.38       0.38       0.39 2
  Gross operating expenses                                  0.44       0.45       0.45       0.46       0.51
  Net investment income                                     0.82       0.89       0.88       0.60       0.55
Portfolio turnover rate                                       39         34         44         49         54
Net assets, end of period ($ X 1,000,000)                    761        759        638        727        757

1 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.

2 The ratio of net operating expenses would have been 0.38% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
Ticker symbols  Investor Shares: SWTIX  Select Shares(R): SWTSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE DOW JONES WILSHIRE 5000 COMPOSITE INDEX(SM1).

THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.

Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 1,000 of the market's listed stocks represent about 86% of its total value. (All figures on this page are as of 12/31/04).

In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
--------------------------------------------------------------------------------


INDEX

THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE--currently more than 4,988 stocks. The index weights each stock according to its market capitalization (total market value of all shares outstanding).

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may attempt to replicate the total return of the U.S. stock market by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, divided yield, price/earnings ratio, and industry factors. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance its after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions to its shareholders.

(1) Dow Jones Indexes and Wilshire Associates Incorporated joined together to create a fully integrated index based on the broadest U.S. benchmark. As a result of this alliance, the previous index used by this fund as its benchmark, the Wilshire 5000 Total Market Index, is no longer in existence and has been replaced with its successor, the Dow Jones Wilshire 5000 Composite Index.

16  Schwab Total Stock Market Index Fund(R)

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

                        With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three segments of the market: large-, mid-and small-cap.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the U.S. stock market, as measured by the index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. Because the fund uses statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market, the gap between the performance of the fund and that of the index may increase. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Dow Jones," "Wilshire," "The DJW 5000 SM," "The Dow Jones Wilshire 5000 SM" and "The Dow Jones Wilshire 5000 Composite Index SM" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co., Inc. The Schwab Total Stock Market Index Fund(R), based on The Dow Jones Wilshire 5000 Composite Index SM, is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.

18  Schwab Total Stock Market Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

                                              (10.63) (11.19) (20.53) 30.69   12.34

                                                00      01      02      03      04

BEST QUARTER: 15.94% Q2 2003
WORST QUARTER: (16.56%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  12.34    (1.52)     1.29 1
  After taxes on distributions                                  12.13    (1.80)     1.01 1
  After taxes on distributions and sale of shares                8.29    (1.43)     0.95 1

SELECT SHARES(R)
  Before taxes                                                  12.48    (1.38)     1.44 1

DOW JONES WILSHIRE 5000 COMPOSITE INDEX                         12.62    (1.42)     1.40 2

1 Inception: 6/1/99.  2 From: 6/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.26     0.26
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.30     0.15
                                                              ----------------
Total annual operating expenses                                 0.56     0.41
Expense reduction                                                   --  (0.02)
                                                              ----------------
NET OPERATING EXPENSES***                                       0.56     0.39
                                                              ----------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.39%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                             1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------------------------------
INVESTOR SHARES               $57                  $179                 $313                 $701
SELECT SHARES                 $40                  $130                 $228                 $516

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              17.48       14.35       16.62       22.49       20.87
                                                  ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.19        0.16        0.16        0.15        0.16
  Net realized and unrealized gains or losses        1.53        3.14       (2.27)      (5.87)       1.56
                                                  ----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.72        3.30       (2.11)      (5.72)       1.72
Less distributions:
  Dividends from net investment income              (0.16)      (0.17)      (0.16)      (0.15)      (0.10)
                                                  ----------------------------------------------------------
Net asset value at end of period                    19.04       17.48       14.35       16.62       22.49
                                                  ----------------------------------------------------------
Total return (%)                                     9.93       23.24      (12.86)     (25.55)       8.23

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.56        0.53        0.40        0.40        0.41 1
  Gross operating expenses                           0.56        0.59        0.62        0.65        0.67
  Net investment income                              1.07        1.18        1.11        0.94        0.76
Portfolio turnover rate                                 2           3           2           2           2
Net assets, end of period ($ X 1,000,000)             592         469         263         224         218

                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              17.52       14.37       16.65       22.52       20.89
                                                  ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.22        0.20        0.19        0.18        1.17
  Net realized and unrealized gains or losses        1.54        3.14       (2.29)      (5.87)       1.56
                                                  ----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.76        3.34       (2.10)      (5.69)       1.73
Less distributions:
  Dividends from net investment income              (0.19)      (0.19)      (0.18)      (0.18)      (0.10)
                                                  ----------------------------------------------------------
Net asset value at end of period                    19.09       17.52       14.37       16.65       22.52
                                                  ----------------------------------------------------------
Total return (%)                                    10.10       23.50      (12.81)     (25.40)       8.30

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                             0.39        0.36        0.27        0.27        0.28 2
  Gross operating expenses                           0.41        0.44        0.47        0.50        0.52
  Net investment income                              1.23        1.35        1.24        1.07        0.89
Portfolio turnover rate                                 2           3           2           2           2
Net assets, end of period ($ X 1,000,000)             548         429         264         257         262

1 The ratio of net operating expenses would have been 0.40% if certain non-routine expenses (proxy fees) had not been included.

2 The ratio of net operating expenses would have been 0.27% if certain non-routine expenses (proxy fees) had not been included.

20  Schwab Total Stock Market Index Fund(R)

SCHWAB INTERNATIONAL INDEX FUND(R)
TICKER SYMBOLS  INVESTOR SHARES: SWINX  SELECT SHARES(R): SWISX

INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL INDEX(R). The index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Canada, Hong Kong and Japan--currently 15 countries in all. Within these countries, Schwab identifies 350 of the largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in perform-ance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF LARGE, PUBLICLY TRADED NON-U.S. COMPANIES FROM COUNTRIES WITH DEVELOPED EQUITY MARKETS OUTSIDE OF THE UNITED STATES.

INTERNATIONAL STOCKS

Over the past several decades, foreign stock markets have grown rapidly. The market value of foreign stocks today represents approximately 56% of the world's total market capitalization. (All figures are as of 12/31/04.)

For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
--------------------------------------------------------------------------------

                        For long-term investors who are interested in the potential rewards of international investing and who are aware of the additional risks, this fund may be worth considering.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of market declines. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INTERNATIONAL RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments--bonds, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures and forward contracts) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

22  Schwab International Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested. The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      14.22    9.12    7.31   15.85   33.62   (17.59) (22.74) (15.63) 36.13   18.21

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 19.88% Q4 1999
WORST QUARTER: (19.77%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                                     Since
                                                     1 year   5 years   10 years   inception
--------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                       18.21    (2.87)      5.99      5.71 1
  After taxes on distributions                       17.80    (3.23)      5.63        5.36 1
  After taxes on distributions and sale of shares    12.14    (2.57)      5.08        4.84 1

SELECT SHARES(R)
  Before taxes                                       18.35    (2.76)       N/A        3.88 2

SCHWAB INTERNATIONAL INDEX(R)                        19.09    (2.19)      6.60        6.33 3

MSCI-EAFE(R) INDEX                                   20.25    (1.13)      5.61        5.48 3

1 Inception: 9/9/93.  2 Inception: 5/19/97.  3 From: 9/9/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 1.50     1.50
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.40     0.40
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.33     0.18
                                                               --------------
Total annual operating expenses                                 0.73     0.58
Expense reduction                                              (0.04)   (0.08)
                                                               --------------
NET OPERATING EXPENSES***                                       0.69     0.50
                                                               --------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.69% and 0.50%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                             1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------------------------------
INVESTOR SHARES               $70                  $229                 $402                 $903
SELECT SHARES                 $51                  $178                 $316                 $718

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.74       10.47       12.22       17.13       17.93
                                                  ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.26        0.23        0.21        0.15        0.20
  Net realized and unrealized gains or losses        2.05        2.25       (1.82)      (4.81)      (0.85)
                                                  ----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.31        2.48       (1.61)      (4.66)      (0.65)
Less distributions:
  Dividends from net investment income              (0.23)      (0.21)      (0.14)      (0.25)      (0.15)
                                                  ----------------------------------------------------------
Net asset value at end of period                    14.82       12.74       10.47       12.22       17.13
                                                  ----------------------------------------------------------
Total return (%)                                    18.40       24.24      (13.34)     (27.58)      (3.69)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.69        0.65        0.58        0.58        0.59 1
  Gross operating expenses                           0.73        0.74        0.76        0.75        0.82
  Net investment income                              1.78        2.01        1.70        1.14        1.60
Portfolio turnover rate                                 1           7          13          18          16
Net assets, end of period ($ X 1,000,000)             550         494         443         519         637

                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.75       10.47       12.23       17.14       17.96
                                                  ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.28        0.25        0.21        0.16        0.27
  Net realized and unrealized gains or losses        2.05        2.26       (1.82)      (4.80)      (0.91)
                                                  ----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.33        2.51       (1.61)      (4.64)      (0.64)
Less distributions:
  Dividends from net investment income              (0.25)      (0.23)      (0.15)      (0.27)      (0.18)
                                                  ----------------------------------------------------------
Net asset value at end of period                    14.83       12.75       10.47       12.23       17.14
                                                  ----------------------------------------------------------
Total return (%)                                    18.56       24.50      (13.31)     (27.45)      (3.65)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.50        0.49        0.47        0.47        0.48 2
  Gross operating expenses                           0.58        0.59        0.61        0.60        0.67
  Net investment income                              1.97        2.19        1.81        1.25        1.71
Portfolio turnover rate                                 1           7          13          18          16
Net assets, end of period ($ X 1,000,000)             687         629         536         616         700

1 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (proxy fees) had not been included.

2 The ratio of net operating expenses would have been 0.47% if certain non-routine expenses (proxy fees) had not been included.

24  Schwab International Index Fund(R)

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $138 billion under management.

                  The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04.)

                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/04, these fees were 0.15% for the Schwab S&P 500 Index Fund, 0.23% for the Schwab 1000 Index(R) Fund, 0.30% for the Schwab Small-Cap Index Fund(R), 0.26% for the Schwab Total Stock Market Index Fund(R), and 0.36% for the Schwab International Index Fund(R). These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  Effective February 28, 2005, for its advisory and administrative services to the Schwab S&P 500 Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.15% of the fund's average daily net assets not in excess of $500 million, 0.09% of such net assets greater than $500 million and not in excess of $5 billion, 0.08% of such net assets greater than $5 billion and not in excess of $10 billion and 0.07% of such net assets over $10 billion. Effective February 28, 2005, for its advisory and administrative services to the Schwab 1000 Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, 0.22% of such net assets greater than $500 million and not in excess of $5 billion, 0.20% of such net assets greater than $5 billion and not in excess of $10 billion and 0.18% of such net assets over $10 billion.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund(R) and the co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  TOM BROWN, an associate portfolio manager of the investment adviser, is a day-to-day co-manager of each of the funds, except Schwab Total Stock Market Index Fund. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

26  Fund management

                  INVESTING IN THE FUNDS

                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------


BUYING SHARES

Shares of each fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than a fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.

The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.

28  Investing in the funds

STEP 1

CHOOSE A FUND AND A SHARE CLASS. Your choice may depend on the amount of your investment. Currently, e.Shares(R) are available only for the S&P 500 Index Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans. The funds have two share classes. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares -- conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the fund reserves the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                       MINIMUM INITIAL                        MINIMUM
SHARE CLASS            INVESTMENT                             BALANCE
--------------------------------------------------------------------------
INVESTOR SHARES        $2,500 ($1,000 for retirement,         -
                       education and custodial accounts)

SELECT SHARES(R)       $50,000                                $40,000

E.SHARES               $1,000 ($500 for retirement,           -
                       education and custodial accounts)

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Please note that e.Shares(R) are available only through SchwabLink(R). Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------


SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in each fund's fee table, each fund charges a redemption fee, which is discussed in more detail under "Redemption fees" under the "Transaction policies" section of this prospectus.

- There is no redemption fee when you exchange between share classes of the same fund.

- Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL

Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

30  Investing in the funds

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, for each share class, as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order no later than the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your financial intermediary. However, some intermediaries may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.

Shareholders of the Schwab International Index Fund(R) should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------
policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing polices are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. The Schwab Equity Index Funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The Schwab S&P 500 Index Fund, Schwab 1000 Index(R) Fund, Schwab Small-Cap Index Fund(R) and Schwab Total Stock Market Index Fund(R) each charge a redemption fee of 0.75% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. The Schwab International Index Fund(R) charges a redemption fee of 1.50% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. After 4/29/05, each of the Schwab Equity Index Funds will charge a redemption fee of 2.00% on shares sold or exchanged 30

32  Investing in the funds
days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

34  Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

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MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBERS

    Schwab S&P 500 Index Fund                 811-7704
    Schwab 1000 Index(R) Fund                 811-6200
    Schwab Small-Cap Index Fund(R)            811-7704
    Schwab Total Stock Market Index
      Fund(R)                                 811-7704
    Schwab International Index Fund(R)        811-7704

   REG13644FLT-10

SCHWAB EQUITY INDEX FUNDS

PROSPECTUS
February 28, 2005
As Amended September 1, 2005

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB PREMIER EQUITY FUND TM

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 12, 2005
   As Amended September 1, 2005

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB PREMIER EQUITY FUND TM


       ABOUT THE FUND

          STRATEGY.................................................    2

          RISKS....................................................    5

          PERFORMANCE..............................................    6

          FUND FEES AND EXPENSES...................................    6

          FUND MANAGEMENT..........................................    7

       INVESTING IN THE FUND

          BUYING SHARES............................................    9

          SELLING/EXCHANGING SHARES................................   11

          TRANSACTION POLICIES.....................................   12

          DISTRIBUTIONS AND TAXES..................................   15

SCHWAB PREMIER EQUITY FUND TM
Ticker symbol:  Investor Shares: SWPNX  Select Shares: SWPSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. COMMON STOCKS. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally seeks to invest in the stocks of approximately 100 companies, but the fund may hold fewer or more stocks at a particular time. The fund may invest in companies of all sizes.


The fund uses Schwab Equity Ratings(R) to aid its stock selection process. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 U.S.-headquartered stocks. Schwab rates stocks "A" to "D" and "F". "A"-rated stocks, on average, are expected to strongly outperform and "F"-rated stocks, on average, are expected to strongly underperform the equities market over the next 12 months. The fund will invest in a stock only if the stock is rated "A" or "B" at the time of purchase. If a stock held by the fund is downgraded to a rating below "B", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock.

Schwab Equity Ratings are based on a disciplined, systematic approach that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying a Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying a Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. Cash liquidity per dollar of current stock price refers to the amount of cash and cash-equivalent assets on a company's balance sheet, relative to its market capitalization. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying a Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying a Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

4  Schwab Premier Equity Fund TM

                        This fund could be appropriate for long-term investors interested in a fund designed to select its investments from among Schwab Equity Ratings' higher-rated stocks.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance could be reduced to the extent its portfolio is holding large- or mid-cap stocks.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the fund's performance could be reduced to the extent its portfolio is holding small-cap stocks.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

Because this is a new fund, no performance figures are given. This information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES(R)
--------------------------------------------------------------------------------
Redemption fee*                                                2.00%     2.00%

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.91      0.91
Distribution (12b-1) fees                                       None      None
Other expenses**                                                0.55      0.40
                                                              ----------------
Total annual operating expenses                                 1.46      1.31
Expense reduction                                              (0.16)    (0.16)
                                                              ----------------
NET OPERATING EXPENSES***                                       1.30      1.15
                                                              ----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**  Based on estimated expenses for the current fiscal year.

*** Through 6/30/05, Schwab and the investment adviser have agreed to limit the "net operating expenses" to 0.00% (excluding interest, taxes and certain non-routine expenses) for the Investor Shares and Select Shares. For the period 7/1/05 through 2/27/06, Schwab and the investment adviser have agreed to limit the net operating expenses to 1.30% and 1.15% (excluding interest, taxes and certain non-routine expenses) for the Investor Shares and Select Shares, respectively.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                       1 year   3 years
-------------------------------------------------------
INVESTOR SHARES                         $100     $415
SELECT SHARES                           $ 88     $371

6  Schwab Premier Equity Fund TM

                  FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $138 billion under management.

                  The investment adviser for the fund is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04.)

                  The firm is entitled to receive an annual management fee from the fund of 0.91% of the fund's average daily net assets not in excess of $500 million; 0.89% of such net assets over $500 million but not in excess of $1 billion; 0.86% of such net assets over $1 billion.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  VIVIENNE HSU, CFA, vice president and senior equities portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis.

                  LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  INVESTING IN THE FUND

                  As a SchwabFunds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES

Shares of the fund may be purchased through a Schwab account or through broker/dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than the fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The fund is not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.

The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described in this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by the fund or its shareholders.

Schwab intends to seek investors for the fund during an initial offering period. As of the date of the printing of this prospectus, Schwab anticipates that this period will begin on 2/22/05 and end on 3/18/05, although the period may be extended or otherwise changed. Payment for shares of the fund will not be accepted until the completion of the initial offering period. Orders received after the initial offering period will be executed at the next share price calculated for the fund. The fee payable to Schwab for orders placed in person or through a telephone representative will be waived by Schwab during the initial offering period.

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SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the fund.

For example, when you sell shares in the fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

STEP 1

CHOOSE A SHARE CLASS. Your choice may depend on the amount of your investment. The fund has two share classes. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the fund reserves the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                       MINIMUM INITIAL                         MINIMUM
SHARE CLASS            INVESTMENT                              BALANCE
--------------------------------------------------------------------------
INVESTOR SHARES        $2,500 ($1,000 for retirement,          -
                       education and custodial accounts)

SELECT SHARES(R)       $50,000                                 $40,000

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Make checks payable to Charles Schwab and Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

10  Investing in the fund

SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET                                         SCHWABLINK(R)
www.schwab.com                                   Investment professionals should follow the
                                                 transaction instructions in the SchwabLink
SCHWAB BY PHONE TM 1                             manual; for technical assistance, call
Automated voice service or speak with a          1-800-647-5465.
representative at 1-800-435-4000 (for TDD
service, call 1-800-345-2550).                   MAIL
                                                 Write to SchwabFunds at:
TELEBROKER(R)                                    P.O. Box 3812
Automated touch-tone phone service at            Englewood, CO 80155-3812
1-800-272-4922.
                                                 IN PERSON 1
                                                 Visit the nearest Charles Schwab branch
                                                 office.

You are automatically entitled to initiate transactions by the Internet or telephone. The fund and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab-Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
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THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
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TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates the share price for each of its share classes each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order no later than the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing its securities, the fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees as discussed in more detail under "Fair Value Pricing" in this "Transaction policies" section.

THE FUND RESERVES CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. The fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

The fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgement in their application. The fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

12  Investing in the fund

TRADE ACTIVITY MONITORING. The fund, through its service providers, maintain trade activity monitoring procedures with respect to the purchase, sale and exchange of the fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the fund.

If, as a result of this trade activity monitoring, the fund believes that a shareholder has engaged in market timing, they may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. The fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of the fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to the fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While the fund may monitor share turnover at the omnibus account level, the fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEE. The fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within 30 days of the purchase date. The fund imposes the redemption fee in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The fund charges a redemption fee of 2.00%. This fee may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than 30 days. The fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund retains the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of the fund or may be unwilling to collect the fees. As such, the fund may not be able to collect redemption fees through these intermediaries. The fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

The fund reserves the right to waive the redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. The redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. The fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value the fund's securities when market prices are not "readily available" or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of the fund's portfolio holdings and the net asset value of the fund's shares, and help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

14  Investing in the fund

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS THE FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

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MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

The fund expects that a portion of its ordinary income distribution will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
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NOTES

NOTES

   TO LEARN MORE

   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

   SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call SchwabFunds at 1-800-435-4000. In addition, you may visit SchwabFunds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus or an annual or semi-annual report.

   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Premier Equity Fund TM             811-7704

   REG30969FLT-01

SCHWAB PREMIER EQUITY FUND TM

PROSPECTUS
February 12, 2005
As Amended September 1, 2005

                                                           [CHARLES SCHWAB LOGO]